UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

                 Investment Company Act file number  811-07959
                                                     ---------

                             ADVISORS SERIES TRUST
                             ---------------------
               (Exact name of registrant as specified in charter)

                              615 E. MICHIGAN ST.
                              MILWAUKEE, WI 53202
                              -------------------
              (Address of principal executive offices) (Zip code)

                                ERIC M. BANHAZL
                             ADVISORS SERIES TRUST
                       2020 EAST FINANCIAL WAY, SUITE 100
                               GLENDORA, CA 91741
                               ------------------
                    (Name and address of agent for service)

                                 (414) 765-5340
                                 --------------
               Registrant's telephone number, including area code

Date of fiscal year end:  6/30/06
                          -------

Date of reporting period:  12/31/05
                           --------

ITEM 1. REPORT TO STOCKHOLDERS.
------------------------------

(HIGH POINTE LOGO)

                         HIGH POINTE SELECT VALUE FUND
                       HIGH POINTE SMALL CAP EQUITY FUND

                               SEMI-ANNUAL REPORT
                               DECEMBER 31, 2005

                               HIGH POINTE FUNDS
                         1110 LAKE COOK ROAD, SUITE 372
                         BUFFALO GROVE, ILLINOIS  60089
                      SHAREHOLDER SERVICES (800) 984-1099

February 20, 2006

Dear Shareholder:

I am pleased to have the opportunity to communicate with you our thoughts regarding the economic environment, our investment strategy and performance of High Pointe funds.

CAPITAL MARKETS

                    IPODS, BLACK GOLD, AND CANNED MUSHROOMS

It was only 16 years ago that the estimable business publication The Economist, in its annual forecasting edition, dismissed China as nothing more than the world's biggest exporter of canned mushrooms. As we have discovered since, China is capable of producing much more than canned mushrooms.

The two largest contributors to S&P 500 Stock Index's performance in 2005 were Apple Computer and ExxonMobil. Each company increased its market value by over $30 billion. China, Apple and Exxon together represent a microcosm of the world economy in 2005 from a U.S perspective.

Apple's fortunes were, of course, tied to the popularity of the ubiquitous iPod. Consider the following hypothetical transaction which was quite typical for 2005.

  Byron Credit in Middletown, U.S.A. orders an iPod on the internet. The order is received directly by a factory in Shenzen, China which quickly customizes the order by engraving the message requested by Byron. Fedex picks up the package from the factory and puts it on a plane to Anchorage, Alaska. With little delay, the package is on its way to Middletown via Indianapolis. It is delivered to Byron within 72 hours (!) of his placing the order.

This simple transaction can serve as a window to the major forces behind the economic environment that prevailed in 2005, as explained below.

   o The secular trend that has transformed the U.S. into an economy based on intangible assets (e.g., the Apple iPod technology and brand), while shifting manufacturing and industrial activity elsewhere, continues unabated.

   o Byron Credit represents a typical buyer-on-credit who is increasingly spending beyond his income. His spending power came partly from a home equity loan that was made feasible by an unsustainable double digit percentage increase in the value of his home for the second year in a row.

   o China has burst upon the scene in a big way, and its rising prominence was in full evidence in 2005. Its low cost manufacturing capabilities have allowed the world to enjoy solid economic growth without accompanying inflation.

   o Globalization and the spread of capitalism have led to booming trade and higher growth rates in places like China, causing a substantial increase in the demand for oil.

   o Increased demand for oil, coupled with natural and technological limitations on increasing supplies, at least in the short run, has led to a significant increase in oil prices. Oil prices jumped more than 40% during 2005 and are up more than 80% since the beginning of 2004.

Conventional wisdom says that high oil prices, large deficits, and the Fed's action to increase short-term interest rates should lead to an increase in inflation and/or a slowdown in growth. But 2005 defied such conventional wisdom by exhibiting moderate inflation, low long-term interest rates, strong economic growth, and high corporate profits despite the presence of the negative forces mentioned above. What has happened is that the positive forces of globalization have been remarkably powerful in maintaining the growth momentum, while keeping a lid on inflation and long-term U.S. interest rates.

Strong economic growth and high corporate profitability were not accompanied by high equity returns in the U.S. as the S&P 500 Stock Index rose a modest 4.9%. The reason the broad stock market did not keep pace with economic growth and profitability is that the stock market is a forward-looking mechanism, and the market appears to be anticipating a slowdown in both growth and profitability.

Some slowdown in U.S. economic growth appears inevitable because home price appreciation as an engine of growth cannot last forever. Housing affordability has already decreased significantly over the last four years. Five years ago, one needed an amount equal to 38 months' income to own a house outright; now it requires 54 months' income to purchase that same house. If the slowdown in the U.S. is gradual and is accompanied by a pickup in consumption in other countries, it should lead to a benign environment for the stock market. On the other hand, a sharp slowdown accompanied by a falling dollar (because of deficits) would trigger some pain on the home front.

We remain cognizant of the economic environment. However, realizing that predicting macro events is a hazardous exercise, we choose to focus our attention on security-level factors in constructing our portfolios. Specifically, we continue to favor companies that sell below our estimates of their fair values in light of their growth and quality characteristics, in particular their intangible assets.

In the next two sections we provide a discussion of our performance and investment strategy.

INVESTMENT RETURNS

The returns of High Pointe Select Value Fund and High Pointe Small Cap Fund are summarized below and a discussion of our investment strategy follows in the next section.

                               HIGH POINTE FUNDS
                             INVESTMENT PERFORMANCE
                      For Periods Ending December 31, 2005

                               FOURTH QUARTER     YEAR     SINCE INCEPTION1<F1>
                                    2005          2005         (ANNUALIZED)
                               --------------     ----     --------------------
HIGH POINTE SELECT
  VALUE FUND (HPSVX)                2.55%         4.29%           4.77%
     Russell 1000 Value Index       1.27%         7.05%           6.99%

HIGH POINTE SMALL CAP
  EQUITY FUND (HPSCX)              -0.17%        10.96%          11.41%
     Russell 2500 Index             1.81%         8.11%           8.12%

 1<F1>  Inception Date: December 28, 2004

 PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PRINCIPAL VALUE AND RETURN OF AN INVESTMENT WILL FLUCTUATE SO AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE INITIAL INVESTMENT. THE SELECT VALUE FUND IMPOSES A 1.00% REDEMPTION FEE ON SHARES HELD FOR LESS THAN 3 MONTHS. THE SMALL CAP EQUITY FUND IMPOSES A 2.00% REDEMPTION FEE ON SHARES HELD FOR LESS THAN 3 MONTHS. PERFORMANCE CURRENT TO THE MOST RECENT MONTH-END MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED AND MAY BE OBTAINED BY CALLING 800-984-1099.

INVESTMENT STRATEGY

HIGH POINTE SELECT VALUE FUND

Our Select Value strategy outperformed its benchmark by 1.37%, net of fees, during the fourth quarter, thus regaining some of the ground lost earlier in the year. As oil prices receded modestly from their post-Katrina high, it benefited our portfolio given its underweighting of the energy sector.

For the whole year, our Select Value composite produced a return of 4.38%, net of fees, falling short of the benchmark by about 1.67%. Oil prices were a major culprit, explaining the entire shortfall. Energy underweighting cost the fund more than 2% relative to the benchmark. The negative effect of energy underweighting was offset to some extent by positive stock selection in healthcare services, namely, hospitals, pharmacies, and managed care organizations. Also, our decision to increase our exposure to the beaten up technology sector paid dividends, yielding two of our best performing securities. Offsetting these gains to some extent was the weakness in our mortgage finance and consumer discretionary stocks.

In recent months, we have made changes to our technology holdings by selling our winners and investing the proceeds in leading companies in computer software and hardware industries, believing that the decline in their stock prices had been caused by temporary setbacks. Another shift in the portfolio that unfolded during 2005 relates to the composition of our health care sector holdings. At the beginning of the year, we found opportunities in health care services. As these stocks appreciated, we took profits in our holdings and reinvested them in the pharmaceuticals industry. Investors have shunned pharmaceuticals as patent expirations, generic competition, liability lawsuits, and a lack of new blockbuster drugs have made the headlines. However, pharmaceutical companies are still high quality businesses with significant barriers to entry. They generate strong free cash flows and invest heavily in R&D for future growth. Their attractive valuation multiples lead us to believe that we are being well compensated for the headline risks associated with the industry.

As the valuation gap between lower quality and higher quality securities has narrowed in recent quarters, we have shifted the portfolio towards higher quality companies. In addition, small and mid cap stocks' outperformance over the last couple of years has provided us better opportunities in the lager capitalization securities. As a result, the portfolio now reflects a higher quality and larger capitalization than in recent years. We believe that the changes we have made throughout 2005 should bear fruit in 2006.

HIGH POINTE SMALL CAP EQUITY

High Pointe Small Cap Equity Fund underperformed its benchmark by 1.99% during the fourth quarter of 2005, but finished ahead of the benchmark by 2.84% for the full calendar year. The strong performance during 2005 was primarily driven by increased merger and acquisition activity. We had several companies that were acquired at significant premiums during the year, and two other companies were contemplating acquisition proposals when the year ended. The acquired companies in our portfolio were in diverse industries such as building products, banking and footwear, but their common trait was that they all generated significant free cash flows and were selling at reasonable multiples prior to being acquired. Corporations and private equity firms are flush with cash these days and on the prowl for stable companies with the ability to generate significant free cash flow, and we benefited from this phenomenon.

Offsetting the gains to some extent was our exposure to the technology and consumer discretionary sectors. Our security selection in the networking and telecommunication industry proved disappointing as competition intensified beyond our expectations, eroding margins and profitability. Also hurting performance during the year was our exposure to auto parts suppliers.
Production cuts among the Big Three automakers have taken a toll on auto parts suppliers this year. However, we believe the potential for a significant rebound from these depressed levels justifies taking the obvious risk inherent in investing in this industry.
                                   * * * * *

We are pleased and grateful to have you as a client, and will work hard to retain your confidence and trust.

Sincerely,

/s/Gautam Dhingra

Gautam Dhingra, CFA
Portfolio Manager
CEO, High Pointe Capital Management, LLC

MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS.

Mutual Fund investing involves risk. Principal loss is possible. The Funds invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. The Funds invest in smaller companies, which involve additional risks such as limited liquidity and greater volatility.

Short-term performance, in particular, is not a good indication of the fund's future performance, and an investment should not be made based solely on returns.

Please refer to the Schedule of Investments found on page 10-13 of the report for more information on Fund Holdings. Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

The information provided herein represents the opinion of High Pointe Capital Management, LLC and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index. You cannot invest directly in an index.

Definition: Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) to net income.

                               HIGH POINTE FUNDS

EXPENSE EXAMPLE - DECEMBER 31, 2005 (UNAUDITED)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (7/1/05 - 12/31/05).

ACTUAL EXPENSES

The first set of lines of the table below provide information about actual account values and actual expenses, with actual net expenses being limited to 1.00% for the Select Value Fund and 1.15% for the Small Cap Equity Fund per the advisory agreement. Although the Funds charge no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds' transfer agent. The example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second set of lines of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                             BEGINNING       ENDING          EXPENSES PAID
                           ACCOUNT VALUE  ACCOUNT VALUE      DURING PERIOD
                              7/1/05        12/31/05     7/1/05 - 12/31/05*<F2>
                           -------------  -------------  ----------------------
ACTUAL
    Select Value Fund        $1,000.00      $1,026.50            $5.11
    Small Cap Equity Fund    $1,000.00      $1,082.60            $6.04

HYPOTHETICAL (5% RETURN
  BEFORE EXPENSES)
    Select Value Fund        $1,000.00      $1,020.16            $5.09
    Small Cap Equity Fund    $1,000.00      $1,019.41            $5.85

*<F2> Expenses are equal to an annualized expense ratio of 1.00% for the Select Value Fund and 1.15% for the Small Cap Equity Fund, multiplied by the average account value over the period, multiplied by 184 (days in the most recent fiscal half-year)/365 days (to reflect the one-half year period).

                               HIGH POINTE FUNDS

ALLOCATION OF PORTFOLIO ASSETS - DECEMBER 31, 2005 (UNAUDITED)

                         HIGH POINTE SELECT VALUE FUND

                    Consumer Discretionary             37.9%
                    Consumer Staples                    5.1%
                    Financials                         20.7%
                    Health Care                        10.5%
                    Industrials                        17.6%
                    Information Technology              6.9%
                    Short-Term Investments              1.3%

                       HIGH POINTE SMALL CAP EQUITY FUND

                    Consumer Discretionary             34.2%
                    Consumer Staples                    5.7%
                    Financials                         13.1%
                    Health Care                         9.9%
                    Industrials                        21.3%
                    Information Technology             12.5%
                    Materials                           3.3%

                         HIGH POINTE SELECT VALUE FUND

SCHEDULE OF INVESTMENTS AT DECEMBER 31, 2005 (UNAUDITED)

  Shares     COMMON STOCKS: 98.7%                                     Value
  ------     --------------------                                     -----
             AIR FREIGHT & LOGISTICS: 4.6%
   14,400    FedEx Corp.                                           $ 1,488,816
                                                                   -----------
             AUTO COMPONENTS: 2.5%
   28,850    Lear Corp.                                                821,071
                                                                   -----------
             CAPITAL MARKETS: 4.1%
   42,350    The Bank of New York Co., Inc.                          1,348,847
                                                                   -----------
             COMMERCIAL SERVICES & SUPPLIES: 8.7%
   88,400    Cendant Corp.                                           1,524,900
   42,900    Waste Management, Inc.                                  1,302,015
                                                                   -----------
                                                                     2,826,915
                                                                   -----------
             COMPUTERS & PERIPHERALS: 3.4%
   36,850    Dell, Inc. (a)<F3>                                      1,105,132
                                                                   -----------
             CONSUMER FINANCE: 3.5%
   13,150    Capital One Financial Corp.                             1,136,160
                                                                   -----------
             DIVERSIFIED FINANCIAL SERVICES: 5.0%
   33,400    Citigroup, Inc.                                         1,620,902
                                                                   -----------
             FOOD & STAPLES RETAILING: 5.1%
   35,800    Wal-Mart Stores, Inc.                                   1,675,440
                                                                   -----------
             HEALTH CARE PROVIDERS & SERVICES: 3.7%
   17,500    Cardinal Health, Inc.                                   1,203,125
                                                                   -----------
             HOTELS, RESTAURANTS & LEISURE: 3.6%
   37,050    GTECH Holdings Corp.                                    1,175,967
                                                                   -----------
             INDUSTRIAL CONGLOMERATES: 4.4%
   49,250    Tyco International Ltd. (b)<F4>                         1,421,355
                                                                   -----------
             INSURANCE: 8.1%
   21,750    American International Group, Inc.                      1,484,002
   17,000    XL Capital Ltd., Class A (b)<F4>                        1,145,460
                                                                   -----------
                                                                     2,629,462
                                                                   -----------
             INTERNET & CATALOG RETAIL: 4.5%
   28,400    Expedia, Inc. (a)<F3>                                     680,464
   28,250    IAC/InteractiveCorp (a)<F3>                               799,758
                                                                   -----------
                                                                     1,480,222
                                                                   -----------
             MEDIA: 12.7%
   62,050    Comcast Corp., Class A (a)<F3>                          1,610,818
  179,950    Liberty Media Corp., Class A (a)<F3>                    1,416,206
   78,000    The DIRECTV Group Inc. (a)<F3>                          1,101,360
                                                                   -----------
                                                                     4,128,384
                                                                   -----------
             PHARMACEUTICALS: 6.8%
   48,600    Pfizer, Inc.                                            1,133,352
   25,000    Sanofi-Aventis - ADR                                    1,097,500
                                                                   -----------
                                                                     2,230,852
                                                                   -----------
             SOFTWARE: 3.5%
   43,300    Microsoft Corp.                                         1,132,295
                                                                   -----------
             SPECIALTY RETAIL: 3.0%
   52,000    Rent-A-Center, Inc. (a)<F3>                               980,720
                                                                   -----------
             THRIFTS & MORTGAGE FINANCE: 11.5%
   35,700    Countrywide Financial Corp.                             1,220,583
   25,850    Fannie Mae                                              1,261,739
   19,500    Freddie Mac                                             1,274,325
                                                                   -----------
                                                                     3,756,647
                                                                   -----------
             TOTAL COMMON STOCKS
               (Cost $31,822,716)                                   32,162,312
                                                                   -----------

   Par       SHORT-TERM INVESTMENTS: 1.3%
 -------     ----------------------------
 $409,000    FHLB Discount Note
             3.090%, 01/03/2006                                        408,928
                                                                   -----------
             TOTAL SHORT-TERM INVESTMENTS
               (Cost $408,928)                                         408,928
                                                                   -----------
             TOTAL INVESTMENTS IN SECURITIES
               (Cost $32,231,644): 100.0%                           32,571,240
             Other Assets in Excess of Liabilities: 0.00%               15,044
                                                                   -----------
             NET ASSETS: 100.00%                                   $32,586,284
                                                                   -----------
                                                                   -----------

ADR - American Depositary Receipt.
FHLB - Federal Home Loan Bank.
(a)<F3>   Non-income producing security.
(b)<F4>   U.S. traded security of a foreign issuer.

See Accompanying Notes to Financial Statements.

                       HIGH POINTE SMALL CAP EQUITY FUND

SCHEDULE OF INVESTMENTS AT DECEMBER 31, 2005 (UNAUDITED)

  Shares     COMMON STOCKS: 99.4%                                      Value
  ------     --------------------                                      -----
             AUTO COMPONENTS: 3.0%
    4,250    Lear Corp.                                             $  120,955
                                                                    ----------
             BEVERAGES: 2.6%
    7,150    Cott Corp. (a)<F5>(b)<F6>                                 105,105
                                                                    ----------
             BIOTECHNOLOGY: 3.5%
    3,300    Charles River Laboratories
               International, Inc. (a)<F5>                             139,821
                                                                    ----------
             CAPITAL MARKETS: 3.8%
    4,100    Investors Financial Services Corp.                        151,003
                                                                    ----------
             CHEMICALS: 3.2%
    2,700    Cytec Industries, Inc.                                    128,601
                                                                    ----------
             COMMERCIAL SERVICES & SUPPLIES: 8.4%
   10,650    Corinthian Colleges, Inc. (a)<F5>                         125,457
    4,050    Jackson Hewitt Tax Service, Inc.                          112,226
    2,050    United Stationers, Inc. (a)<F5>                            99,425
                                                                    ----------
                                                                       337,108
                                                                    ----------
             COMMUNICATIONS EQUIPMENT: 3.8%
    5,300    Plantronics, Inc.                                         149,990
                                                                    ----------
             COMPUTERS & PERIPHERALS: 2.7%
    2,000    Avid Technology, Inc. (a)<F5>                             109,520
                                                                    ----------
             CONSUMER FINANCE: 2.5%
    4,250    Cash America International, Inc.                           98,557
                                                                    ----------
             ELECTRICAL EQUIPMENT: 4.0%
    7,200    American Power Conversion Corp.                           158,400
                                                                    ----------
             ELECTRONIC EQUIPMENT & INSTRUMENTS: 6.0%
    5,850    Avnet, Inc. (a)<F5>                                       140,049
   26,800    Solectron Corp. (a)<F5>                                    98,088
                                                                    ----------
                                                                       238,137
                                                                    ----------
             FOOD PRODUCTS: 3.0%
   11,650    Del Monte Foods Co.                                       121,510
                                                                    ----------
             HEALTH CARE EQUIPMENT & SUPPLIES: 6.4%
    2,850    Diagnostic Products Corp.                                 138,367
    3,850    Thermo Electron Corp. (a)<F5>                             116,001
                                                                    ----------
                                                                       254,368
                                                                    ----------
             HOTELS, RESTAURANTS & LEISURE: 8.7%
    4,550    GTECH Holdings Corp.                                      144,417
    1,850    International Speedway Corp. - Class A                     88,615
    3,250    Speedway Motorsports, Inc.                                112,678
                                                                    ----------
                                                                       345,710
                                                                    ----------
             INSURANCE: 3.6%
    3,300    RenaissanceRe Holdings Ltd. (b)<F6>                       145,563
                                                                    ----------
             MACHINERY: 8.7%
    3,850    Briggs & Stratton Corp.                                   149,341
    2,900    Navistar International Corp. (a)<F5>                       82,998
    3,350    Pentair, Inc.                                             115,642
                                                                    ----------
                                                                       347,981
                                                                    ----------
             MEDIA: 2.9%
    9,300    Cumulus Media, Inc., Class A (a)<F5>                      115,413
                                                                    ----------
             MULTILINE RETAIL: 3.5%
   11,750    Big Lots, Inc. (a)<F5>                                    141,117
                                                                    ----------
             SAVINGS INSTITUTIONS, FEDERALLY CHARTERED: 3.2%
    1,900    Westcorp                                                  126,559
                                                                    ----------
             SPECIALTY RETAIL: 10.1%
    6,150    Foot Locker, Inc.                                         145,078
    4,650    RadioShack Corp.                                           97,790
    8,500    Rent-A-Center, Inc. (a)<F5>                               160,310
                                                                    ----------
                                                                       403,178
                                                                    ----------
             TEXTILES, APPAREL & LUXURY GOODS: 5.8%
    1,350    Reebok International Ltd.                                  78,610
    4,750    Timberland Co. (a)<F5>                                    154,613
                                                                    ----------
                                                                       233,223
                                                                    ----------
             TOTAL COMMON STOCKS
               (Cost $3,909,060)                                     3,971,819
                                                                    ----------
             TOTAL INVESTMENTS IN SECURITIES
               (Cost $3,909,060): 99.4%                              3,971,819
             Other Assets in Excess of Liabilities: 0.6%                22,451
                                                                    ----------
             NET ASSETS: 100.0%                                     $3,994,270
                                                                    ----------
                                                                    ----------

(a)<F5>   Non-income producing security.
(b)<F6>   U.S. traded security of a foreign issuer.

See Accompanying Notes to Financial Statements.

                               HIGH POINTE FUNDS

STATEMENTS OF ASSETS AND LIABILITIES AT DECEMBER 31, 2005 (UNAUDITED)

                                                     HIGH POINTE   HIGH POINTE
                                                    SELECT VALUE    SMALL CAP
                                                        FUND       EQUITY FUND
                                                    ------------   -----------
ASSETS
  Investments in securities, at value (identified
    cost $32,231,644 and $3,909,060, respectively)   $32,571,240   $3,971,819
  Cash                                                       487       35,832
  Receivables for:
     Fund shares sold                                     28,348           --
     Due from Advisor                                         --        6,531
     Dividends and interest                               12,054        1,380
  Prepaid expenses                                        13,018        5,269
                                                     -----------   ----------
       Total assets                                   32,625,147    4,020,831
                                                     -----------   ----------
LIABILITIES
  Payables for:
     Advisory fee                                         11,586           --
     Custody fees                                          6,380          985
     Professional fees                                     5,214        9,130
     Fund accounting fees                                  3,726        6,628
     Administration fees                                   3,717        2,548
     Shareholder reporting                                 3,300          641
     Transfer agent fees                                   3,121        4,173
     Chief Compliance Officer fee                            235           86
  Accrued other expenses                                   1,584        2,370
                                                     -----------   ----------
       Total liabilities                                  38,863       26,561
                                                     -----------   ----------
NET ASSETS                                           $32,586,284   $3,994,270
                                                     -----------   ----------
                                                     -----------   ----------
CALCULATION OF NET ASSET
  VALUE PER SHARE
  Net assets applicable to shares outstanding        $32,586,284   $3,994,270
  Shares issued and outstanding [unlimited number
    of shares (par value $0.01) authorized]            3,150,938      378,310
  NET ASSET VALUE, OFFERING AND
    REDEMPTION PRICE PER SHARE                       $     10.34   $    10.56
                                                     -----------   ----------
                                                     -----------   ----------
COMPONENTS OF NET ASSETS
  Paid-in capital                                    $31,884,069   $3,763,050
  Undistributed net investment income (loss)               1,146       (7,744)
  Accumulated net realized gain on investments           361,473      176,205
  Net unrealized appreciation on investments             339,596       62,759
                                                     -----------   ----------
       Net assets                                    $32,586,284   $3,994,270
                                                     -----------   ----------
                                                     -----------   ----------

See Accompanying Notes to Financial Statements.

                               HIGH POINTE FUNDS

STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED DECEMBER 31, 2005 (UNAUDITED)

                                                     HIGH POINTE   HIGH POINTE
                                                    SELECT VALUE    SMALL CAP
                                                        FUND       EQUITY FUND
                                                    ------------   -----------
INVESTMENT INCOME
  Income
     Dividends                                        $112,799      $ 11,152
     Interest                                            9,519         2,524
                                                      --------      --------
       Total income                                    122,318        13,676
                                                      --------      --------
  Expenses
     Advisory fees (Note 3)                             88,621        18,627
     Administration fees (Note 3)                       16,362        15,123
     Transfer agent fees                                15,638        10,644
     Fund accounting fees                               13,577        16,850
     Custody fees                                        9,822         5,734
     Audit fees                                          8,760         8,760
     Chief Compliance Officer fee (Note 3)               4,987         1,584
     Trustee fees                                        3,971         3,888
     Miscellaneous                                       7,100         4,141
                                                      --------      --------
       Total expenses                                  168,838        85,351
       Less: advisory fee waiver
         and reimbursement (Note 3)                    (80,217)      (63,931)
                                                      --------      --------
       Net expenses                                     88,621        21,420
                                                      --------      --------
          NET INVESTMENT INCOME (LOSS)                  33,697        (7,744)
                                                      --------      --------

REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS
  Net realized gain on investments                     662,281       349,641
  Net change in unrealized
    appreciation on investments                         21,578       (76,909)
                                                      --------      --------
  Net realized and unrealized gain on investments      683,859       272,732
                                                      --------      --------
     NET INCREASE IN NET ASSETS
       RESULTING FROM OPERATIONS                      $717,556      $264,988
                                                      --------      --------
                                                      --------      --------

See Accompanying Notes to Financial Statements.

                         HIGH POINTE SELECT VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                  Six Months
                                                     Ended       December 28,
                                                 December 31,     2004*<F9>
                                                     2005          through
                                                  (Unaudited)   June 30, 2005
                                                 ------------   -------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
  Net investment income                           $    33,697     $   14,201
  Net realized gain on investments                    662,281         88,166
  Net change in unrealized
    appreciation on investments                        21,578        318,018
                                                  -----------     ----------
  NET INCREASE IN NET ASSETS
    RESULTING FROM OPERATIONS                         717,556        420,385
                                                  -----------     ----------
DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income                          (46,752)            --
  From net realized gain                             (388,974)            --
                                                  -----------     ----------
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS                (435,726)            --
                                                  -----------     ----------

CAPITAL SHARE TRANSACTIONS
  Net increase in net assets derived from
    net change in outstanding shares (a)<F7>       23,556,494      8,327,575
                                                  -----------     ----------
  TOTAL INCREASE IN NET ASSETS                     23,838,324      8,747,960
                                                  -----------     ----------
NET ASSETS
  Beginning of period                               8,747,960             --
                                                  -----------     ----------
  END OF PERIOD                                   $32,586,284     $8,747,960
                                                  -----------     ----------
                                                  -----------     ----------
  Accumulated net investment income               $     1,146     $   14,201
                                                  -----------     ----------

(a)<F7>  A summary of share transactions is as follows:

                                    Six Months Ended            December 28, 2004*<F9>
                                    December 31,2005                   through
                                      (Unaudited)                   June 30, 2005
                                ------------------------       ------------------------
                                Shares   Paid-in Capital       Shares   Paid-in Capital
                                ------   ---------------       ------   ---------------
Shares sold                    2,330,608    $23,924,793        909,722     $8,843,892
Shares issued on
  reinvestments of
  distributions                   39,112        402,853             --             --
Shares redeemed**<F8>            (75,256)      (771,152)       (53,248)      (516,317)
                               ---------    -----------        -------     ----------
Net increase                   2,294,464    $23,556,494        856,474     $8,327,575
                               ---------    -----------        -------     ----------
                               ---------    -----------        -------     ----------
**<F8> Net of redemption
         fees of                            $     1,599                    $    1,034
                                            -----------                    ----------
                                            -----------                    ----------

*<F9>  Commencement of operations.

See Accompanying Notes to Financial Statements.

                       HIGH POINTE SMALL CAP EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                  Six Months
                                                     Ended       December 28,
                                                 December 31,     2004*<F12>
                                                     2005          through
                                                  (Unaudited)   June 30, 2005
                                                 ------------   -------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
  Net investment loss                             $   (7,744)     $   (3,179)
  Net realized gain on investments                   349,641          38,496
  Net change in unrealized
    appreciation on investments                      (76,909)        139,668
                                                  ----------      ----------
  NET INCREASE IN NET ASSETS
    RESULTING FROM OPERATIONS                        264,988         174,985
                                                  ----------      ----------
DISTRIBUTIONS TO SHAREHOLDERS
  From net realized gain                            (208,753)             --
                                                  ----------      ----------
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS               (208,753)             --
                                                  ----------      ----------
CAPITAL SHARE TRANSACTIONS
  Net increase in net assets derived from
    net change in outstanding shares (a)<F10>      1,164,981       2,598,069
                                                  ----------      ----------
  TOTAL INCREASE IN NET ASSETS                     1,221,216       2,773,054
                                                  ----------      ----------
NET ASSETS
  Beginning of period                              2,773,054              --
                                                  ----------      ----------
  END OF PERIOD                                   $3,994,270      $2,773,054
                                                  ----------      ----------
                                                  ----------      ----------
  Accumulated net investment loss                 $   (7,744)     $       --
                                                  ----------      ----------

(a)<F10>  A summary of share transactions is as follows:

                                     Six Months Ended          December 28, 2004*<F12>
                                     December 31,2005                  through
                                       (Unaudited)                  June 30, 2005
                                 ------------------------      ------------------------
                                 Shares   Paid-in Capital      Shares   Paid-in Capital
                                 ------   ---------------      ------   ---------------
Shares sold                       93,041     $1,001,258        299,354     $2,888,957
Shares issued on
  reinvestments of
  distributions                   19,957        208,753             --             --
Shares redeemed**<F11>            (3,999)       (45,030)       (30,043)      (290,888)
                                 -------     ----------        -------     ----------
Net increase                     108,999     $1,164,981        269,311     $2,598,069
                                 -------     ----------        -------     ----------
                                 -------     ----------        -------     ----------
**<F11> Net of redemption
          fees of                            $       --                    $    5,936
                                             ----------                    ----------
                                             ----------                    ----------

*<F12>  Commencement of operations.

See Accompanying Notes to Financial Statements.

                         HIGH POINTE SELECT VALUE FUND

FINANCIAL HIGHLIGHTS - FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                Six Months
                                                  Ended       December 28,
                                               December 31,    2004*<F13>
                                                   2005          through
                                               (Unaudited)    June 30, 2005
                                               ------------   -------------
NET ASSET VALUE, BEGINNING OF PERIOD              $10.21         $10.00
                                                  ------         ------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                            0.02^<F17>     0.02^<F17>
   Net realized and unrealized
     gain on investments                            0.25           0.19
                                                  ------         ------
Total from investment operations                    0.27           0.21
                                                  ------         ------
LESS DISTRIBUTIONS:
   From net investment income                      (0.01)            --
   From net realized gain on investments           (0.13)            --
                                                  ------         ------
Total distributions                                (0.14)            --
                                                  ------         ------
Redemption fees retained                            0.00#^         0.00#^
                                                    <F16><F17>     <F16><F17>
                                                  ------         ------
NET ASSET VALUE, END OF PERIOD                    $10.34         $10.21
                                                  ------         ------
                                                  ------         ------
TOTAL RETURN                                        2.65%++<F15>   2.10%++<F15>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)            $32,586         $8,748
Ratio of expenses to average net assets:
   Before expense reimbursement                     1.89%+<F14>    3.51%+<F14>
   After expense reimbursement                      1.00%+<F14>    1.00%+<F14>
Ratio of net investment income
  to average net assets:
   Before expense reimbursement                    (0.50%)+<F14>  (2.03%)+<F14>
   After expense reimbursement                      0.39%+<F14>    0.48%+<F14>
Portfolio turnover rate                            42.74%++<F15>  28.19%++<F15>

*<F13>    Commencement of operations.
+<F14>    Annualized.
++<F15>   Not annualized.
#<F16>    Amount is less than $0.01.
^<F17>    Based on average shares outstanding.

See Accompanying Notes to Financial Statements.

                       HIGH POINTE SMALL CAP EQUITY FUND

FINANCIAL HIGHLIGHTS - FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                Six Months
                                                  Ended       December 28,
                                               December 31,    2004*<F18>
                                                   2005          through
                                               (Unaudited)    June 30, 2005
                                               ------------   -------------
NET ASSET VALUE, BEGINNING OF PERIOD              $10.30         $10.00
                                                  ------         ------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment loss                             (0.02)         (0.02)^<F22>
   Net realized and unrealized
     gain on investments                            0.87           0.29
                                                  ------         ------
Total from investment operations                    0.85           0.27
                                                  ------         ------
LESS DISTRIBUTIONS:
   From net realized gain on investments           (0.59)            --
                                                  ------         ------
Total distributions                                (0.59)            --
                                                  ------         ------
Redemption fees retained                              --           0.03^<F22>
                                                  ------         ------
NET ASSET VALUE, END OF PERIOD                    $10.56         $10.30
                                                  ------         ------
                                                  ------         ------
TOTAL RETURN                                        8.26%++<F20>   3.00%++<F20>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)             $3,994         $2,773
Ratio of expenses to average net assets:
   Before expense reimbursement                     4.57%+<F19>    9.85%+<F19>
   After expense reimbursement                      1.15%+<F19>    1.15%+<F19>
Ratio of net investment loss
  to average net assets:
   Before expense reimbursement                    (3.83%)+<F19>  (9.07%)+<F19>
   After expense reimbursement                     (0.41%)+<F19>  (0.37%)+<F19>
Portfolio turnover rate                            63.21%++<F20>  65.41%++<F20>

*<F18>    Commencement of operations.
+<F19>    Annualized.
++<F20>   Not annualized.
^<F22>    Based on average shares outstanding.

See Accompanying Notes to Financial Statements.

                               HIGH POINTE FUNDS

NOTES TO FINANCIAL STATEMENTS AT DECEMBER 31, 2005 (UNAUDITED)

NOTE 1 - ORGANIZATION

     High Pointe Funds are a series of Advisors Series Trust (the "Trust"), which is registered under the Investment Company Act of 1940 as diversified, open-end management investment companies. The accompanying financial statements include the High Pointe Select Value Fund ("Select Value Fund") and the High Pointe Small Cap Equity Fund ("Small Cap Equity Fund") (each a "Fund" and collectively the "Funds").

     The investment objective of the Select Value Fund is to seek long-term capital appreciation by investing mainly in medium and large-capitalization companies whose stocks are considered by High Pointe Capital Management, LLC (the "Advisor") to be undervalued.

     The investment objective of the Small Cap Equity Fund is to seek long-term capital appreciation by normally investing in 30 - 50 small cap equity securities diversified across a minimum of 10 industries.

     Both Funds began operations on December 28, 2004.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

     A. Security Valuation: The Funds' investments are carried at fair value. Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price ("NOCP"). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter ("OTC") securities which are not traded in the NASDAQ National Market System shall be valued at the most recent trade price. Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees. These procedures consider many factors, including the type of security, size of holding, trading volume and news events. Short-term investments are valued at amortized cost, which approximates market value.

     B. Federal Income Taxes: It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

     C. Security Transactions, Dividends and Distributions: Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differ from accounting principles generally accepted in the United States of America. To the extent these book/tax differences are permanent such amounts are reclassified within the capital accounts based on their Federal tax treatment.

     D. Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

     E. Reclassification of Capital Accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

     F. Redemption Fees: The Select Value Fund charges a 1% redemption fee to shareholders who redeem shares held for less than three months, while the Small Cap Equity Fund charges a 2% redemption fee to shareholders who redeem shares held for less than three months. Such fees are retained by the Funds and accounted for as an addition to paid-in capital.

 NOTE 3 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     For the six months ended December 31, 2005, the Advisor provided the Funds with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Funds. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 1% based upon the average daily net assets of each Fund. For the six months ended December 31, 2005, the Select Value Fund and the Small Cap Equity Fund incurred $88,621 and $18,627, respectively in advisory fees.

     The Funds are responsible for its own operating expenses. The Advisor has agreed to reduce fees payable to it by the Funds and to pay Fund operating expenses to the extent necessary to limit the Fund's aggregate annual operating expenses to 1.00% of average daily net assets of the Select Value Fund and 1.15% of average daily net assets of the Small Cap Equity Fund. Any such reduction made by the Advisor in its fees or payment of expenses which are the Fund's obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years.
Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund's payment of current ordinary operating expenses. For the six months ended December 31, 2005, the Advisor reduced its fees and absorbed Fund expenses in the amount of $80,217 for the Select Value Fund and $63,931 for the Small Cap Equity Fund.

     Cumulative expenses subject to recapture pursuant to the aforementioned conditions and the year of expiration are as follows:

                                             2008         2009        Total
                                             ----         ----        -----
     High Pointe Select Value Fund          $75,247     $80,217     $155,464
     High Pointe Small Cap Equity Fund      $73,985     $63,931     $137,916

     U.S. Bancorp Fund Services, LLC (the "Administrator") acts as the Funds' Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds' custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds' expenses and reviews the Funds' expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:

     Fund asset level                         Fee rate
     ----------------                         --------
     Less than $25 million                    $30,000
     $25 million to less than $100 million 0.12% of average daily net assets $100 million to less than $200 million 0.08% of average daily net assets
     More than $200 million                   0.04% of average daily net assets

     For the six months ended December 31, 2005, the Select Value Fund and the Small Cap Equity Fund incurred $16,362 and $15,123, respectively, in administration fees.

     U.S. Bancorp Fund Services, LLC also serves as the fund accountant and transfer agent to the Funds. U.S. Bank, N.A., an affiliate of U.S. Bancorp Fund Services, serves as the Funds' custodian.

     Quasar Distributors, LLC (the "Distributor") acts as the Funds' principal underwriter in a continuous public offering of the Funds' shares. The Distributor is an affiliate of the Administrator.

     Certain officers of the Funds are also officers of the Administrator and the Distributor.

     For the six months ended December 31, 2005 the Select Value Fund and the Small Cap Equity Fund were allocated $4,987 and $1,584, respectively, of the Chief Compliance Officer Fee.

NOTE 4 - PURCHASES AND SALES OF SECURITIES

     For the six months ended December 31, 2005, the cost of purchases, excluding short-term securities, for the Select Value Fund and Small Cap Equity Fund were $30,190,606 and $3,171,262, respectively. The proceeds from sales of securities, excluding short-term securities, for the Select Value Fund and Small Cap Equity Fund were $7,384,659 and $2,230,744, respectively.

NOTE 5 - INCOME TAXES

     Net investment income/(loss) and net realized gains/(losses) differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred.

     The distributions paid by the Funds during the six months ended December 31, 2005 were characterized as follows:

                          Select Value Fund       Small Cap Equity Fund
                          -----------------       ---------------------
     Ordinary income           $435,726                 $208,753

     There were no distributions paid during the period ended June 30, 2005.

     As of June 30, 2005, the Funds' most recently completed fiscal year end, the components of accumulated earnings/(losses) on a tax basis were as follows:

                                                                 Small Cap
                                          Select Value Fund     Equity Fund
                                          -----------------     -----------
     Cost of investments                      $8,357,544         $2,638,060
                                              ----------         ----------
                                              ----------         ----------
     Gross tax unrealized appreciation        $  506,364         $  262,266
     Gross tax unrealized depreciation          (190,027)          (141,757)
                                              ----------         ----------
     Net tax unrealized appreciation          $  316,337         $  120,509
                                              ----------         ----------
                                              ----------         ----------
     Undistributed ordinary income            $  104,048         $   54,476
                                              ----------         ----------
     Total distributable earnings             $  104,048         $   54,476
                                              ----------         ----------
                                              ----------         ----------
     Total accumulated earnings               $  420,385         $  174,985
                                              ----------         ----------
                                              ----------         ----------

                               HIGH POINTE FUNDS

NOTICE TO SHAREHOLDERS AT DECEMBER 31, 2005 (UNAUDITED)

HOW TO OBTAIN A COPY OF THE FUNDS' PROXY VOTING POLICIES

     A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling (800) 984-1099 or on the U.S. Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.
                                             ------------------

HOW TO OBTAIN A COPY OF THE FUNDS' PROXY VOTING RECORDS FOR THE PERIOD ENDED JUNE 30, 2005

     Information regarding how the Funds voted proxies relating to portfolio securities during the most recent period ended June 30, 2005 is available without charge, upon request, by calling (800) 984-1099. Furthermore, you can obtain the Funds' proxy voting records on the SEC's website at
http://www.sec.gov.
------------------

QUARTERLY FILINGS ON FORM N-Q

     The High Pointe Funds file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q is available on the SEC's website at http://www.sec.gov. The
                                                     ------------------
Funds' Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

     Information included in the Funds' Form N-Q is also available by calling
(800) 984-1099.

                                    ADVISOR
                      High Pointe Capital Management, LLC
                         1110 Lake Cook Road, Suite 372
                         Buffalo Grove, Illinois  60089

                                  DISTRIBUTOR
                            Quasar Distributors, LLC
                            615 East Michigan Street
                              Milwaukee, WI  53202

                                 TRANSFER AGENT
                        U.S. Bancorp Fund Services, LLC
                            615 East Michigan Street
                              Milwaukee, WI  53202
                                 (800) 984-1099

                                   CUSTODIAN
                                U.S. Bank, N.A.
                               425 Walnut Street
                              Cincinnati, OH 45202

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                            Tait, Weller & Baker, LLP
                         1818 Market Street, Suite 2400
                             Philadelphia, PA 19103

                                 LEGAL COUNSEL
                     Paul, Hastings, Janofsky & Walker, LLP
                          55 Second Street, 24th Floor
                            San Francisco, CA 94105

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus. For a current prospectus please call (800) 984-1099. Statements and other information herein are dated and are subject to change.

ITEM 2. CODE OF ETHICS.
-----------------------

Not applicable for semi-annual reports.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
----------------------------------------

Not applicable for semi-annual reports.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
-----------------------------------------------

Not applicable for semi-annual reports.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
----------------------------------------------

Not applicable to open-end investment companies.

ITEM 6. SCHEDULE OF INVESTMENTS.
--------------------------------

Schedule of investments is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
-------------------------------------------------------------------------
MANAGEMENT INVESTMENT COMPANIES.
--------------------------------

Not applicable to open-end investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES
------------------------------------------------------------------------

Not applicable to open-end investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
---------------------------------------------------------------------------
COMPANY AND AFFILIATED PURCHASES.
---------------------------------

Not applicable to open-end investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
------------------------------------------------------------

The registrant's independent trustees serve as its nominating committee, however they do not make use of a nominating committee charter. DURING THE LAST SIX MONTHS, THERE HAS BEEN A MATERIAL CHANGE TO THE PROCEDURES BY WHICH SHAREHOLDERS MAY RECOMMEND NOMINEES TO THE REGISTRANT'S BOARD OF TRUSTEES. THE NOMINATING COMMITTEE WILL NOW CONSIDER NOMINEES RECOMMENDED BY SHAREHOLDERS.

ITEM 11. CONTROLS AND PROCEDURES.
---------------------------------

(a) The Registrant's President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant's service provider.

(b) There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.
-----------------

(a) (1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

     (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

     (3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

     (Registrant) Advisors Series Trust
                  ----------------------------------------------------

     By (Signature and Title)*<F23>  /s/ Eric M. Banhazl
                                     ---------------------------------
                                     Eric M. Banhazl, President

     Date    3/7/06
            --------

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

     By (Signature and Title)*<F23>  /s/ Eric M. Banhazl
                                     ---------------------------------
                                     Eric M. Banhazl, President

     Date    3/7/06
            --------

     By (Signature and Title)*<F23>  /s/ Douglas G. Hess
                                    ----------------------------------
                                    Douglas G. Hess, Treasurer

     Date    3/9/06
            --------

*<F23> Print the name and title of each signing officer under his or her signature.